                               Fifth Third Funds
                        Supplement dated April 30, 2001
    to the Investment A, B, and C Shares Prospectus dated November 30, 2000.

This Supplement provides updated information regarding the investment advisory fee for the Quality Bond Fund and reorganization of the Fifth Third Funds' investment advisor. Please keep this Supplement and read it together with the Prospectus.

Proposed Increase in Investment Advisory Fee for the Quality Bond Fund

At a meeting held on March 13, 2001, the Board of Trustees of Fifth Third Funds unanimously approved, subject to Shareholder approval, an increase in the Fund's investment advisory fee from 0.55% to 0.60%. Approval of this proposed increase will be submitted to a Shareholder vote. Information regarding the current investment advisory fee for the Quality Bond Fund (the "Fund") appears in the Fee Tables and Expense Examples on pages 35 and 38 of the Investment A, B, and C Shares Prospectus. It is proposed that the Fund's current investment advisory fee be increased from 0.55% of the Fund's average net assets to 0.60% of the Fund's average net assets. Subject to shareholder approval, the Fee Tables and Expense Examples would be revised as follows:

                                       Fifth Third Quality Bond Fund--Fee Table
                                     Investment A Investment B Investment C
Shareholder Fees
(fees paid directly from your
investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     4.50%         None         None
-------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested
Dividends                                None         None         None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(as a percentage of original
purchase price or redemption
proceeds, as applicable)                 None        5.00%/1/     1.00%
-------------------------------------------------------------------------------
Redemption Fee                           None         None         None
-------------------------------------------------------------------------------
Exchange Fee                             None         None         None
-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from
Fund assets)
Management Fees/2/                      0.60%        0.60%        0.60%
-------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees       0.25%        1.00%        0.75%
-------------------------------------------------------------------------------
Other Expenses                          0.29%        0.29%/3/     0.53%
-------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses/4/                             1.14%        1.89%        1.88%

---------------------------------------------------------
---------------------------------------------------------
/1/5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Investment B shares automatically convert to Investment A Shares.
/2/Management fees are restated to reflect current fees.
/3/Other Expenses are based on estimated amounts for the current fiscal year. /4/BISYS has agreed to waive the following Distribution (12b-1) Fees and/or
  Administration Fees for the Quality Bond Fund: Investment A shares: 0.09%, and Investment C shares: 0.33%. Therefore, Total Annual Fund Operating Expenses after fee waivers for the Quality Bond Fund were as follows:
  Investment A shares: 1.05%, and Investment C shares: 1.55%. These waivers may be discontinued at any time.

                                                                       ABC-STCKR

            Shareholder Fees and Fund Expenses
Expense Examples

Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and the above-described change in the Fund's operating expenses based on the proposed increase in investment advisory fee. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


       Fifth Third Quality      1     3     5      10
       Bond Fund               Year Years Years  Years
      -------------------------------------------------

       Investment A Shares     $561 $796  $1,049 $1,774
      -------------------------------------------------

       Investment B Shares
       Assuming Redemption     $692 $894  $1,221 $2,016
       Assuming no Redemption  $192 $594  $1,021 $2,016

      -------------------------------------------------
       Investment C Shares
       Assuming Redemption     $291 $591  $1,016 $2,201
       Assuming no Redemption  $191 $591  $1,016 $2,201
      -------------------------------------------------

Reorganization of the Fifth Third Funds' Investment Advisor

On April 30, 2001, Fifth Third Bank reorganized its investment advisory division into Fifth Third Asset Management Inc., a separate, wholly owned subsidiary of Fifth Third Bank. Fifth Third Asset Management Inc. has succeeded Fifth Third Bank as the investment advisor to the Fifth Third Funds. The management and investment advisory personnel of Fifth Third Bank that provided investment management services to Fifth Third Funds continued to do so as the personnel of Fifth Third Asset Management Inc.

Under the section entitled "Investment Advisor" of the Investment A, B, and C Shares Prospectus, page 47, the first two paragraphs are replaced in their entirety with the following:

Fifth Third Asset Management Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to all Funds other than Fifth Third Pinnacle Fund. Heartland Capital Management, Inc., 251 North Illinois Street, Suite 300, Indianapolis, Indiana 46204, serves as investment advisor to Fifth Third Pinnacle Fund. Fifth Third Asset Management Inc. is a wholly owned subsidiary of Fifth Third Bank. Heartland Capital Management Inc. is a subsidiary of Fifth Third Bancorp. Morgan Stanley Dean Witter Investment Management Inc. ("MSDW"), 1221 Avenue of the Americas, New York, New York 10020, serves as investment subadvisor to Fifth Third International Equity Fund.

As of March 30, 2001, Fifth Third Asset Management Inc. had approximately $24 billion of assets under management, including approximately $5.6 billion of assets of Fifth Third Funds.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.

                                                                               2